                                                          Exhibit No. EX-99.16.a

[DELAWARE INVESTMENTS LOGO]

                               POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trusts"),  hereby constitute and appoint David F. Connor,  David P. O'Connor and Richard Salus,  and each of them singly, my true and lawful  attorneys-in-fact,  with full power of substitution, and  with  full  power  to each of  them,  to sign  for me and in my name in the appropriate capacity,  all Registration  Statements of the Trusts including Form
N-1A,  Form N-2,  Form N-8A or any  successor  thereto,  any and all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorneys-in-fact  or their  substitutes  may do or  cause to be done by  virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
17th day of May, 2007.

/s/ Patrick P. Coyne
Patrick P. Coyne

----------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                  Voyageur Insured Funds
Delaware Group Cash Reserve                   Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                 Voyageur Investment Trust
Delaware Group Equity Funds II                Voyageur Mutual Funds
Delaware Group Equity Funds III               Voyageur Mutual Funds II
Delaware Group Equity Funds IV                Voyageur Mutual Funds III
Delaware Group Equity Funds V                 Voyageur Tax Free Funds
Delaware Group Foundation Funds               Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds   Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                   Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds  Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust    Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                  Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund            Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust          Delaware Enhanced Global Dividend and Income Fund
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]

                               POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trusts"),  hereby constitute and appoint David F. Connor,  Patrick P. Coyne, David P. O'Connor and Richard Salus,
and each of them singly, my true and lawful  attorneys-in-fact,  with full power of  substitution,  and with full power to each of them, to sign for me and in my name in the  appropriate  capacity,  all  Registration  Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor  thereto,  any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to
said  Registration  Statements  on  Form  N-1A  or any  successor  thereto,  any
Registration  Statements on Form N-14, and any supplements or other  instruments in  connection  therewith,  and  generally  to do all such things in my name and behalf in  connection  therewith  as said  attorneys-in-fact  deem  necessary or appropriate,  to comply with the  provisions of the  Securities  Act of 1933, as amended,  the  Investment  Company  Act of 1940,  as  amended,  and all  related requirements  of the  Securities  and Exchange  Commission.  I hereby ratify and confirm all that said  attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
17th day of May, 2007.

/s/ Thomas L. Bennett
Thomas L. Bennett

----------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                  Voyageur Insured Funds
Delaware Group Cash Reserve                   Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                 Voyageur Investment Trust
Delaware Group Equity Funds II                Voyageur Mutual Funds
Delaware Group Equity Funds III               Voyageur Mutual Funds II
Delaware Group Equity Funds IV                Voyageur Mutual Funds III
Delaware Group Equity Funds V                 Voyageur Tax Free Funds
Delaware Group Foundation Funds               Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds   Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                   Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds  Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust    Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                  Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund            Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust          Delaware Enhanced Global Dividend and Income Fund
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]

                               POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trusts"),  hereby constitute and appoint David F. Connor,  Patrick P. Coyne, David P. O'Connor and Richard Salus,
and each of them singly, my true and lawful  attorneys-in-fact,  with full power of  substitution,  and with full power to each of them, to sign for me and in my name in the  appropriate  capacity,  all  Registration  Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor  thereto,  any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to
said  Registration  Statements  on  Form  N-1A  or any  successor  thereto,  any
Registration  Statements on Form N-14, and any supplements or other  instruments in  connection  therewith,  and  generally  to do all such things in my name and behalf in  connection  therewith  as said  attorneys-in-fact  deem  necessary or appropriate,  to comply with the  provisions of the  Securities  Act of 1933, as amended,  the  Investment  Company  Act of 1940,  as  amended,  and all  related requirements  of the  Securities  and Exchange  Commission.  I hereby ratify and confirm all that said  attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
17th day of May, 2007.

/s/ J. Richard Zecher
J. Richard Zecher

----------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                  Voyageur Insured Funds
Delaware Group Cash Reserve                   Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                 Voyageur Investment Trust
Delaware Group Equity Funds II                Voyageur Mutual Funds
Delaware Group Equity Funds III               Voyageur Mutual Funds II
Delaware Group Equity Funds IV                Voyageur Mutual Funds III
Delaware Group Equity Funds V                 Voyageur Tax Free Funds
Delaware Group Foundation Funds               Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds   Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                   Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds  Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust    Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                  Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund            Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust          Delaware Enhanced Global Dividend and Income Fund
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]

                               POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trusts"),  hereby constitute and appoint David F. Connor,  Patrick P. Coyne, David P. O'Connor and Richard Salus,
and each of them singly, my true and lawful  attorneys-in-fact,  with full power of  substitution,  and with full power to each of them, to sign for me and in my name in the  appropriate  capacity,  all  Registration  Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor  thereto,  any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to
said  Registration  Statements  on  Form  N-1A  or any  successor  thereto,  any
Registration  Statements on Form N-14, and any supplements or other  instruments in  connection  therewith,  and  generally  to do all such things in my name and behalf in  connection  therewith  as said  attorneys-in-fact  deem  necessary or appropriate,  to comply with the  provisions of the  Securities  Act of 1933, as amended,  the  Investment  Company  Act of 1940,  as  amended,  and all  related requirements  of the  Securities  and Exchange  Commission.  I hereby ratify and confirm all that said  attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
17th day of May, 2007.

/s/ John A. Fry
John A. Fry

----------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                  Voyageur Insured Funds
Delaware Group Cash Reserve                   Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                 Voyageur Investment Trust
Delaware Group Equity Funds II                Voyageur Mutual Funds
Delaware Group Equity Funds III               Voyageur Mutual Funds II
Delaware Group Equity Funds IV                Voyageur Mutual Funds III
Delaware Group Equity Funds V                 Voyageur Tax Free Funds
Delaware Group Foundation Funds               Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds   Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                   Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds  Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust    Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                  Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund            Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust          Delaware Enhanced Global Dividend and Income Fund
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]

                               POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trusts"),  hereby constitute and appoint David F. Connor,  Patrick P. Coyne, David P. O'Connor and Richard Salus,
and each of them singly, my true and lawful  attorneys-in-fact,  with full power of  substitution,  and with full power to each of them, to sign for me and in my name in the  appropriate  capacity,  all  Registration  Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor  thereto,  any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to
said  Registration  Statements  on  Form  N-1A  or any  successor  thereto,  any
Registration  Statements on Form N-14, and any supplements or other  instruments in  connection  therewith,  and  generally  to do all such things in my name and behalf in  connection  therewith  as said  attorneys-in-fact  deem  necessary or appropriate,  to comply with the  provisions of the  Securities  Act of 1933, as amended,  the  Investment  Company  Act of 1940,  as  amended,  and all  related requirements  of the  Securities  and Exchange  Commission.  I hereby ratify and confirm all that said  attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
17th day of May, 2007.

/s/ Anthony D. Knerr
Anthony D. Knerr

----------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                  Voyageur Insured Funds
Delaware Group Cash Reserve                   Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                 Voyageur Investment Trust
Delaware Group Equity Funds II                Voyageur Mutual Funds
Delaware Group Equity Funds III               Voyageur Mutual Funds II
Delaware Group Equity Funds IV                Voyageur Mutual Funds III
Delaware Group Equity Funds V                 Voyageur Tax Free Funds
Delaware Group Foundation Funds               Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds   Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                   Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds  Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust    Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                  Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund            Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust          Delaware Enhanced Global Dividend and Income Fund
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trusts"),  hereby constitute and appoint David F. Connor,  Patrick P. Coyne, David P. O'Connor and Richard Salus,
and each of them singly, my true and lawful  attorneys-in-fact,  with full power of  substitution,  and with full power to each of them, to sign for me and in my name in the  appropriate  capacity,  all  Registration  Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor  thereto,  any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to
said  Registration  Statements  on  Form  N-1A  or any  successor  thereto,  any
Registration  Statements on Form N-14, and any supplements or other  instruments in  connection  therewith,  and  generally  to do all such things in my name and behalf in  connection  therewith  as said  attorneys-in-fact  deem  necessary or appropriate,  to comply with the  provisions of the  Securities  Act of 1933, as amended,  the  Investment  Company  Act of 1940,  as  amended,  and all  related requirements  of the  Securities  and Exchange  Commission.  I hereby ratify and confirm all that said  attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
17th day of May, 2007.

/s/ Ann R. Leven
Ann R. Leven

----------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                  Voyageur Insured Funds
Delaware Group Cash Reserve                   Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                 Voyageur Investment Trust
Delaware Group Equity Funds II                Voyageur Mutual Funds
Delaware Group Equity Funds III               Voyageur Mutual Funds II
Delaware Group Equity Funds IV                Voyageur Mutual Funds III
Delaware Group Equity Funds V                 Voyageur Tax Free Funds
Delaware Group Foundation Funds               Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds   Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                   Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds  Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust    Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                  Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund            Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust          Delaware Enhanced Global Dividend and Income Fund
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]

                               POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trusts"),  hereby constitute and appoint David F. Connor,  Patrick P. Coyne, David P. O'Connor and Richard Salus,
and each of them singly, my true and lawful  attorneys-in-fact,  with full power of  substitution,  and with full power to each of them, to sign for me and in my name in the  appropriate  capacity,  all  Registration  Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor  thereto,  any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to
said  Registration  Statements  on  Form  N-1A  or any  successor  thereto,  any
Registration  Statements on Form N-14, and any supplements or other  instruments in  connection  therewith,  and  generally  to do all such things in my name and behalf in  connection  therewith  as said  attorneys-in-fact  deem  necessary or appropriate,  to comply with the  provisions of the  Securities  Act of 1933, as amended,  the  Investment  Company  Act of 1940,  as  amended,  and all  related requirements  of the  Securities  and Exchange  Commission.  I hereby ratify and confirm all that said  attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
17th day of May, 2007.

/s/ Thomas F. Madison
Thomas F. Madison

----------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                  Voyageur Insured Funds
Delaware Group Cash Reserve                   Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                 Voyageur Investment Trust
Delaware Group Equity Funds II                Voyageur Mutual Funds
Delaware Group Equity Funds III               Voyageur Mutual Funds II
Delaware Group Equity Funds IV                Voyageur Mutual Funds III
Delaware Group Equity Funds V                 Voyageur Tax Free Funds
Delaware Group Foundation Funds               Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds   Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                   Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds  Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust    Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                  Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund            Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust          Delaware Enhanced Global Dividend and Income Fund
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trusts"),  hereby constitute and appoint David F. Connor,  Patrick P. Coyne, David P. O'Connor and Richard Salus,
and each of them singly, my true and lawful  attorneys-in-fact,  with full power of  substitution,  and with full power to each of them, to sign for me and in my name in the  appropriate  capacity,  all  Registration  Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor  thereto,  any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to
said  Registration  Statements  on  Form  N-1A  or any  successor  thereto,  any
Registration  Statements on Form N-14, and any supplements or other  instruments in  connection  therewith,  and  generally  to do all such things in my name and behalf in  connection  therewith  as said  attorneys-in-fact  deem  necessary or appropriate,  to comply with the  provisions of the  Securities  Act of 1933, as amended,  the  Investment  Company  Act of 1940,  as  amended,  and all  related requirements  of the  Securities  and Exchange  Commission.  I hereby ratify and confirm all that said  attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
17th day of May, 2007.

/s/ Jan L. Yeomans
Jan L. Yeomans

----------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                  Voyageur Insured Funds
Delaware Group Cash Reserve                   Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                 Voyageur Investment Trust
Delaware Group Equity Funds II                Voyageur Mutual Funds
Delaware Group Equity Funds III               Voyageur Mutual Funds II
Delaware Group Equity Funds IV                Voyageur Mutual Funds III
Delaware Group Equity Funds V                 Voyageur Tax Free Funds
Delaware Group Foundation Funds               Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds   Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                   Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds  Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust    Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                  Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund            Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust          Delaware Enhanced Global Dividend and Income Fund
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the Chief  Financial  Officer of  Delaware  Investments  Family of Funds
listed below (the  "Trusts"),  hereby  constitute  and appoint  David F. Connor,
Patrick P. Coyne and David P.  O'Connor,  and each of them  singly,  my true and lawful attorneys-in-fact,  with full power of substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity,  all
Registration  Statements of the Trusts  including Form N-1A, Form N-2, Form N-8A or any  successor  thereto,  any and all  subsequent  Amendments,  Pre-Effective
Amendments, or Post-Effective Amendments to said Registration Statements on Form
N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other  instruments in connection  therewith,  and generally to do all  such  things  in my  name  and  behalf  in  connection  therewith  as  said attorneys-in-fact  deem necessary or appropriate,  to comply with the provisions of the Securities Act of 1933, as amended,  the Investment  Company Act of 1940, as  amended,  and  all  related  requirements  of the  Securities  and  Exchange
Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
17th day of May, 2007.

/s/ Richard Salus
Richard Salus

----------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                  Voyageur Insured Funds
Delaware Group Cash Reserve                   Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                 Voyageur Investment Trust
Delaware Group Equity Funds II                Voyageur Mutual Funds
Delaware Group Equity Funds III               Voyageur Mutual Funds II
Delaware Group Equity Funds IV                Voyageur Mutual Funds III
Delaware Group Equity Funds V                 Voyageur Tax Free Funds
Delaware Group Foundation Funds               Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds   Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                   Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds  Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust    Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                  Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund            Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust          Delaware Enhanced Global Dividend and Income Fund
Delaware Pooled Trust
Delaware VIP Trust

[DELAWARE INVESTMENTS LOGO]

                               POWER OF ATTORNEY

     I, the undersigned  member of Delaware  Investments  Family of Funds listed below (the "Trusts"),  hereby constitute and appoint David F. Connor, Patrick P.
Coyne, David P. O'Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact,  with full power of substitution,  and with full power to each of them, to sign for me and in my name in the appropriate capacity,  all
Registration  Statements of the Trusts  including Form N-1A, Form N-2, Form N-8A or any  successor  thereto,  any and all  subsequent  Amendments,  Pre-Effective
Amendments, or Post-Effective Amendments to said Registration Statements on Form
N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other  instruments in connection  therewith,  and generally to do all  such  things  in my  name  and  behalf  in  connection  therewith  as  said attorneys-in-fact  deem necessary or appropriate,  to comply with the provisions of the Securities Act of 1933, as amended,  the Investment  Company Act of 1940, as  amended,  and  all  related  requirements  of the  Securities  and  Exchange
Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
17th day of May, 2007.

/s/ Lucinda S. Landreth
Lucinda S. Landreth

----------------------------------------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds                  Voyageur Insured Funds
Delaware Group Cash Reserve                   Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                 Voyageur Investment Trust
Delaware Group Equity Funds II                Voyageur Mutual Funds
Delaware Group Equity Funds III               Voyageur Mutual Funds II
Delaware Group Equity Funds IV                Voyageur Mutual Funds III
Delaware Group Equity Funds V                 Voyageur Tax Free Funds
Delaware Group Foundation Funds               Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds   Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                   Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds  Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust    Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                  Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund            Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Municipal Trust          Delaware Enhanced Global Dividend and Income Fund
Delaware Pooled Trust
Delaware VIP Trust